UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

Current Report Pursuant

to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 10, 2026

THERAVANCE BIOPHARMA, INC.

(Exact Name of Registrant as Specified in its Charter)

Cayman Islands	001-36033	98-1226628
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification
Incorporation)		Number)

c/o Theravance Biopharma US, LLC

901 Gateway Boulevard

South San Francisco, CA 94080

(650) 808-6000

(Addresses, including zip code, and telephone numbers, including area code, of principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary Share $0.00001 Par Value	TBPH	NASDAQ Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

As previously disclosed, on June 28, 2026, Theravance Biopharma, Inc., an exempted company with limited liability incorporated under the laws of the Cayman Islands (“Theravance Biopharma” or the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Zymeworks Inc., a Delaware corporation (“Parent”), and Zymeworks Merger Sub 1, an exempted company with limited liability incorporated under the laws of the Cayman Islands and a wholly owned subsidiary of Parent (“Merger Sub”), providing for the merger of Merger Sub with and into the Company (the “Merger”), with the Company surviving the Merger as a wholly owned subsidiary of Parent.

In connection with the Merger, the Company filed with the Securities and Exchange Commission (the “SEC”) a definitive proxy statement on Schedule 14A on August 21, 2026 (the “Proxy Statement”), with respect to an extraordinary general meeting of the Company’s shareholders, which will be held on September 18, 2026, at 1:30 p.m. Pacific Time, at 901 Gateway Boulevard, South San Francisco, California 94080, to act on, among others, a proposal to approve the Merger Agreement, the Merger and the other transactions contemplated thereby, as disclosed in the Proxy Statement.

Litigation Related to the Merger

As of September 10, 2026, the Company is aware of three (3) complaints that have been filed as individual actions in connection with the Merger by purported shareholders of the Company against the Company, the individual members of the Company’s board of directors and, in one instance, Parent. The complaints are captioned as follows: (i) Richardson v. Theravance Biopharma, Inc. et al., Index No. [Unassigned] (N.Y. Sup. Ct. N.Y. Cnty. Aug. 25, 2026); (ii) Thompson v. Theravance Biopharma, Inc. et al., Index No. 654951/2026 (N.Y. Sup. Ct. N.Y. Cnty. Aug. 26, 2026); and (iii) Maglione v. Susannah Gray et al., Case No. 26-CVI-06915 (Cal. Super. Ct. San Mateo Cnty. Sep. 2, 2026) (collectively, the “Complaints”). The Complaints seek, among other things, to enjoin the defendants from proceeding with the Merger unless the defendants disclose certain purportedly material information alleged to have been omitted from the Proxy Statement and rescission of the Merger and/or damages if the Merger is consummated. In addition to the Complaints, as of September 10, 2026, the Company has received thirteen (13) demand letters from law firms claiming to represent purported Company shareholders, which also generally allege disclosure deficiencies in the Proxy Statement (collectively, the “Demand Letters” and, together with the Complaints, the “Matters”).

The Company and the other defendants named in the Matters deny all allegations in the Matters and believe that the Matters are without merit and that no supplemental disclosure to the Proxy Statement was or is required under any applicable law, rule or regulation. However, solely to minimize the burden and expense of potential litigation, moot certain of the claims made in the Matters, avoid nuisance and potential delay or disruption to the Merger and provide additional information to the Company’s shareholders, the Company has determined to voluntarily supplement the Proxy Statement with the below disclosures. The Company believes that the disclosures in the Proxy Statement comply fully with applicable law and nothing in the supplemental disclosures will be deemed an admission of the legal necessity or materiality under applicable law of any of the disclosures set forth herein or of the legal merit of the Matters.

Supplemental Disclosures to THE Proxy Statement

These following supplemental disclosures should be read in connection with the Proxy Statement, which should be read in its entirety. The inclusion in this supplement to the Proxy Statement of certain information should not be regarded as an indication that any of the Company or its affiliates, officers, directors or other representatives, or any other recipient of this information, considered, or now considers, it to be material, and such information should not be relied upon as such. To the extent that information herein differs from or updates information contained in the Proxy Statement, the information contained herein supersedes the information contained in the Proxy Statement. The information contained herein speaks only as of the date of this Current Report on Form 8-K, unless the information indicates another date applies. Capitalized terms used but not defined herein have the meanings set forth in the Proxy Statement, unless otherwise defined below. All page references in the information below are to pages in the Proxy Statement. For clarity, new text within restated paragraphs (other than tables and related footnotes) from the Proxy Statement is highlighted with bold, underlined text, and deleted text within restated paragraphs from the Proxy Statement is highlighted with ~~strikethrough text~~.

1.	The section of the Proxy Statement entitled “Background of the Merger” starting on page 29 is hereby supplemented as follows:

(a)	The sixth full paragraph on page 31 is amended and restated in its entirety as follows:

Between February, 2025 and March, 2025, representatives of Lazard contacted eighteen potential counterparties to gauge their interest in a potential transaction involving the Company or the Company’s interests in YUPELRI and/or TRELEGY. Following outreach, the Company~~,~~ negotiated and entered into confidentiality agreements with twelve potential counterparties, some of which included standstill provisions that terminated upon the Company’s entry into a written definitive agreement for a strategic transaction. The standstill provisions did not prevent the counterparties from making private requests for amendments or waivers of standstill restrictions and also permitted the counterparties to privately discuss a strategic transaction and to make private proposals and offers to the Board of Directors. From February 2025 to May 2025, representatives of the Company and Lazard continued to solicit interest and discussed with potentially interested parties a potential sale of the Company, a sale of the Company’s interests in YUPELRI and/or a sale of the Company’s remaining interests in TRELEGY royalties and milestone payments. As part of their outreach, representatives of Lazard solicited interest from Royalty Pharma Investments 2019 ICAV (“Royalty Pharma”) with respect to a TRELEGY-only transaction since Royalty Pharma previously acquired the Company’s royalty interests in TRELEGY in 2022. The Company received bids from three parties, including GlaxoSmithKline Intellectual Property Development Limited (“GlaxoSmithKline”).

(b)	The last paragraph starting on page 31 and continuing on page 32 is amended and restated in its entirety as follows:

On March 12, 2025, the Company and an affiliate of OMERS Life Sciences executed a confidentiality agreement with the Company, which included a standstill provision but did not include a non-solicitation provision. The standstill terminated upon the Company’s entry into the merger agreement, did not prevent OMERS Life Sciences from making private requests for amendments or waivers of standstill restrictions and permitted OMERS Life Sciences to privately discuss a strategic transaction and to make private proposals and offers to the Board of Directors.

(c)	The second full paragraph on page 32 is amended and restated in its entirety as follows:

On March 27, 2025, Party A entered into a confidentiality agreement, which included standstill and non-solicitation provisions, with the Company in connection with a potential transaction with the Company, including with respect to the Company’s interest in YUPELRI. The standstill provision terminated upon the Company’s entry into a definitive agreement for a transaction, did not prevent Party A from making private requests for amendments or waivers of standstill restrictions and permitted Party A to privately discuss a strategic transaction and to make private proposals and offers to the Board of Directors.

(d)	The third full paragraph on page 33 is amended and restated in its entirety as follows:

Following the December 10, 2025 Board of Directors meeting and in the following months, representatives of Lazard contacted a total of 60 potential counterparties, including Zymeworks, OMERS Life Sciences, Party A and Party B, to assess their interest in a strategic transaction with the Company, emphasizing the Company’s interest in a whole company sale. The Company entered into confidentiality agreements with 20 counterparties, including Zymeworks, as described below. Each of the confidentiality agreements contained customary terms, including standstill provisions that terminated upon the Company’s entry into a written definitive agreement for a strategic transaction. The standstill provisions did not prevent the counterparties from making private requests for amendments or waivers of standstill restrictions and also permitted the counterparties to privately discuss a strategic transaction and to make private proposals and offers to the Board of Directors. Among the 20 parties that executed confidentiality agreements, all parties participated in an initial introductory session with representatives of the Company, following which 15 parties received a confidential management presentation from the Company and 12 parties ultimately conducted limited due diligence on the Company following the confidential management diligence presentation (including through access to a virtual data room established by the Company (the “VDR”)). As described in detail below, during this period, representatives of Lazard and the Company’s management held numerous meetings and other conversations with potential counterparties to solicit their interest in a potential transaction with the Company, including delivering confidential management presentations, conducting due diligence meetings, and opening access to the VDR.

(e)	The third full paragraph on page 34 is amended and restated in its entirety as follows:

On March 4, 2026, the Company and Zymeworks executed a confidentiality agreement, which included standstill and non-solicitation provisions. The standstill terminated upon the Company’s entry into a definitive agreement for a transaction, did not prevent Zymeworks from making private requests for amendments or waivers of standstill restrictions and permitted Zymeworks to privately discuss a strategic transaction and to make private proposals and offers to the Board of Directors.

(f)	The last paragraph on page 34 is amended and restated in its entirety as follows:

On March 13, 2026, the Company and Party A executed an amendment to the existing confidentiality agreement between the parties, which included standstill and non-solicitation provisions described above, extending the term of the confidentiality agreement. ~~The standstill terminated upon the Company’s entry into a definitive agreement for a transaction and permitted Party A to privately discuss a strategic transaction and to make private proposals and offers to the Board of Directors.~~

(g)	The following paragraph is inserted following the second full paragraph on page 41:

Also on June 16, 2026, the Company executed a further amendment to its engagement letter with Evercore, which provided that Evercore would receive a fee of $7 million upon the consummation of the Merger.

(h)	The following paragraph is inserted following the first full paragraph on page 45:

At the time of the execution of the Merger Agreement, Parent had not discussed any specific terms of any post-closing employment or equity participation for the Company’s management with any members of the Company’s management or the Board of Directors nor were any such terms presented in any indication of interest.

(i)	The following paragraph is inserted following the last paragraph on page 45:

As of the date of this proxy statement, Parent and the Company’s management have not discussed the specific terms of any post-closing employment or equity participation for the Company’s management.

2.	The section of the Proxy Statement entitled “Certain Financial Projections” starting on page 52 is hereby supplemented as follows:

(a)	The last paragraph starting on page 53 and continuing on page 54 is amended and restated in its entirety as follows:

Lazard then subtracted the Company’s net debt as of June 30, 2026, of approximately $(385) million, based on information provided by the Company’s management, from the range of implied enterprise values to derive a range of total equity values for the Company. Lazard then calculated a range of implied equity values per ordinary share by dividing such total equity values of the Company by the number of fully diluted ordinary shares, of approximately 54.9 million (determined using the treasury stock method), as calculated based on information provided by the Company with respect to dilutive securities outstanding as of June 23, 2026. The results of this analysis implied an equity value range of $15.25 to $16.25 per ordinary share (rounded to the nearest $0.05 per share).

(b)	The second paragraph under the subheading “Miscellaneous” on page 54 is amended and restated in its entirety as follows:

Lazard, as part of its investment banking business, is continually engaged in the valuation of businesses and their securities in connection with mergers and acquisitions, negotiated underwritings, secondary distributions of listed and unlisted securities, private placements, leveraged buyouts, and valuations for corporate and other purposes. Lazard has in the past provided certain investment banking services to the Company, for which Lazard has received compensation, including, during two-year period prior to Lazard’s delivery of its opinion, having advised the Company on the sale of its remaining royalty interest in TRELEGY ELLIPTA to GSK plc, which was announced in June 2025. During such two-year period, other than an engagement by an affiliate of a shareholder of Parent in connection with a potential transaction that is not related to the Company and for which fees are expected to be earned in the future, Lazard has not been engaged to provide financial advisory services to Parent or its known affiliates and Lazard has not received any compensation for financial advisory services from Parent or its known affiliates. In addition, in the ordinary course, certain of Lazard and its affiliates and its and their employees trade securities for their own accounts and for the accounts of their customers, and, accordingly, hold and/or may at any time hold a long or short position in securities of the Company, Parent and certain of their respective affiliates, and certain of Lazard’s affiliates also trade and hold securities on behalf of clients, which include and/or may at any time include the Company, Parent and certain of their respective affiliates. The issuance of the Lazard Fairness Opinion was approved by the Opinion Committee of Lazard. Lazard is an internationally recognized investment banking firm providing a full range of financial advisory and other services. Lazard was selected to act as financial advisor to the Company after considering Lazard’s qualifications, independence, expertise, international reputation, knowledge of the biopharmaceutical industry and experience acting as financial advisor in connection with similar partnership and strategic transactions.

-End of SupplementAL DISCLOSURES to THE Proxy Statement-

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K includes “forward-looking statements” within the meaning of federal securities laws, including safe harbor provisions of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933 and Section 21E of the Exchange Act of 1934, as amended. Such forward-looking statements involve risks, uncertainties, and assumptions. All statements in this report, other than statements of historical facts, including statements regarding our strategy, future operations, future financial position, future revenues, projected costs, prospects, plans, intentions, designs, expectations, and objectives are forward-looking statements. The words “aim,” “anticipate,” “assume,” “believe,” “contemplate,” “continue,” “could,” “designed,” “developed,” “drive,” “estimate,” “expect,” “forecast,” “goal,” “indicate,” “intend,” “may,” “mission,” “opportunities,” “plan,” “possible,” “potential,” “predict,” “project,” “pursue,” “represent,” “seek,” “suggest,” “should,” “target,” “will,” “would,” and similar expressions (including the negatives thereof) are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. These statements reflect our current views with respect to future events or our future financial performance, are based on assumptions, projections, estimates, expectations and beliefs, and involve known and unknown risks, uncertainties and other factors which may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. No forward-looking statement can be guaranteed. Actual results may differ materially from current expectations because of numerous risks and uncertainties including, but not limited to, (i) the approval of the Company’s shareholders for the proposed transaction, which may be delayed or may not be obtained, (ii) when the contingent consideration under the CVR Agreement contemplated in connection with the proposed transaction will become payable, if at all, (iii) the risks inherent in the drug development process, including whether the development of the compound subject to the CVR Agreement contemplated in connection with the proposed transaction will be commercially successful, (iv) the risk that the expected benefits of the proposed transaction will not be realized, (v) potential litigation relating to the proposed transaction that could be instituted against the Company or its directors or officers, including the effects of any outcomes related thereto, (vi) any competing offers or acquisition proposals for the Company, (vii) the possibility that various conditions to the consummation of the proposed transaction may not be satisfied or waived and (viii) unanticipated difficulties or expenditures relating to the proposed transaction, the response of business partners and competitors to the announcement of the proposed transaction, including with respect to the Company’s collaboration with Viatris, and/or potential difficulties in employee retention as a result of the announcement and pendency of the proposed transaction and (ix) risks related to potential restructuring activities in connection with the proposed transaction, including disruptions to the Company’s recognition or utilization of certain tax attributes. The actual financial impact of the proposed transaction may differ from the expected financial impact described in this Current Report on Form 8-K. In addition, the compounds described in this Current Report on Form 8-K are subject to all the risks inherent in the drug development process, and there can be no assurance that the development of these compounds will be commercially successful. Forward-looking statements in this Current Report on Form 8-K should be evaluated together with the many uncertainties that affect the Company’s business, particularly the risk factors discussed in Part I, Item 1A of the Company’s most recent Annual Report on Form 10-K under the heading “Risk Factors,” and Parent’s business, particularly the risk factors discussed in Part I, Item 1A of Parent’s most recent Annual Report on Form 10-K under the heading “Risk Factors,” as well as other documents that may be filed by the Company or Parent from time to time with the SEC. Neither the Company nor Parent undertakes any obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise. The forward-looking statements made in this Current Report on Form 8-K relate only to events as of the date on which the statements are made.

Important Information and Where to Find It

In connection with the proposed transaction involving the Company and Parent, the Company has filed with the SEC a definitive proxy statement on Schedule 14A on August 21, 2026 (the “Definitive Proxy Statement”). This communication is not a substitute for the Definitive Proxy Statement or any other document that may be filed by the Company with the SEC. THE COMPANY’S SHAREHOLDERS AND INVESTORS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT IN ITS ENTIRETY AND ANY OTHER DOCUMENTS FILED BY THE COMPANY WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION OR INCORPORATED BY REFERENCE THEREIN BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND THE PARTIES TO THE PROPOSED TRANSACTION. Investors and shareholders may obtain a free copy of the Definitive Proxy Statement and such other documents containing important information about the Company through the website maintained by the SEC at www.sec.gov. The Company makes available free of charge at the Company’s website at https://investor.theravance.com/sec-filings copies of materials it files with, or furnishes to, the SEC.

Participants in the Solicitation

This communication does not constitute a solicitation of proxy, an offer to purchase or a solicitation of an offer to sell any securities. The Company and its directors, executive officers and certain employees may be deemed to be participants in the solicitation of proxies from the shareholders of the Company in connection with the proposed transaction. The Company’s shareholders may obtain additional information regarding the direct and indirect interests of the participants in the solicitation of proxies in connection with the proposed transaction, including the interests of the Company’s directors and executive officers in the proposed transaction, which may be different from those of the Company’s shareholders generally, by reading the Definitive Proxy Statement and any other relevant documents that are filed or will be filed with the SEC in connection with the proposed transaction when they become available. These documents (when available) may be obtained free of charge from the SEC’s website at www.sec.gov, the Company’s website at www.theravance.com.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THERAVANCE BIOPHARMA, INC.

Date: September 10, 2026	By:	/s/ Brett Grimaud
Brett Grimaud
General Counsel